                                                                   EXHIBIT 10.10


                           PATENT LICENSE AGREEMENT

                                    between

                  FRAUNHOFER-GESELLSCHAFT, ZUR FORDERUNG DER
                          ANGEWANDTEN FORSCHUNG E. V.

                                      and

                              LIQUID AUDIO, INC.

--------------------------------------------------------------------------------
THIS AGREEMENT DOES NOT BIND OR OBLIGATE EITHER PARTY IN ANY MANNER UNLESS DULY EXECUTED BY AUTHORIZED REPRESENTATIVES OF BOTH PARTIES
--------------------------------------------------------------------------------

FRAUNHOFER-GESELLSCHAFT ZUR FORDERUNG DER ANGEWANDTEN FORSCHUNG E.V.

/s/ DR. M. PAULUS
--------------------------------- for
By (Sign)

Dr. M. Paulus
---------------------------------
Name (Print)

Director of Patent & License Dep.
---------------------------------
Title

August 20/1998
---------------------------------
Date



LIQUID AUDIO, INC.

/s/ ROBERT FLYNN
---------------------------------
By (Sign)

ROBERT FLYNN
---------------------------------
Name (Print)

VP Business Development
---------------------------------
Title

August 18, 1998
---------------------------------
Date

1.   INTRODUCTION

This Agreement is made and entered into this 14th DAY OF AUGUST 1998 by and between FRAUNHOFER-GESELLSCHAFT ZUR FORDERUNG DER ANGEWANDTEN FORSCHUNG e. V., a non profit organization duly organized and existing under the laws of the Federal Republic of Germany and having its principal office of LeonrodstraBe 54. 80636 Munchen, Germany, (hereinafter referred to as "FhG"), acting on behalf of its Fraunhofer-Institut fur Integrierte Schaltungen (IIS) and LIQUID AUDIO, Inc., a corporation duly organized under the laws of California and having its principal office at 810 Winslow Avenue, Redwood City, California 94063, USA. (hereinafter referred to as "LA").

WITNESSETH

WHEREAS, FhG and LA have already agreed on a Letter of Intent of October 22/29. 1997; and

WHEREAS, FhG is willing to enter into a separate agreement with LA to license a certain software to LA, which is described in said separate software licensing agreement, provided that the terms of the separate agreement are agreed to by LA; and

WHEREAS, FhG is the owner of certain technology and wishes to have this technology utilized by LA; and

WHEREAS, LA wishes to obtain a non-exclusive license to use the technology upon the terms and conditions hereinafter set forth: and

WHEREAS, FhG Intends this Agreement to confer a license with LA retaining to its own use all ownership rights in the technology, Including, but not limited to, patent rights, copyrights, Implementation rights and licensing rights therein, and further Intends that no license, expressed or implied, for use other than herein set out shall be transferred hereby; and

WHEREAS, LA knows and accepts that this agreement only holds for an intermediate time period until either the signing of a further Interim agreement which may include licensing of content (the "Further Interim Agreement") or of a Patent License for the technology, which was developed in collaboration between AT&T Corporation., Dolby Laboratories Licensing Corporation, FhG and Sony Corporation to create a Joint proposal for an extension of the ISO MPEG-audio standard (IS 13818-3) targeted at a proposed standard (IS 13818-7) for MPEG non-backward compatible audio coders (the "Main Contract", see Section 10.1)

For and in consideration of the covenants herein contained as well as of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, it is covenanted and agreed by and between the parties hereto that:

2.   DEFINITIONS

2.1. "AAC Standard" means the specifications and operating parameters established by the Joint Technical Committee of the International Standards Organization ISO/IEC IS 13818-7 information technology - Generic coding of moving pictures and associated audio information - Part 7: Advanced Audio Coding.

2.2. "FAC Technology" shall mean the technology which is part of the AAC Standard and which was developed by FhG before and during or after the collaboration to create a joint proposal for the extension of the MPEG-audio standard and which is protected by patents and patent applications, which are owned by FhG or for which FhG has the right to grant licenses.

2.3 "FAC Content" shall mean Content that is encoded in compliance with all or a portion of the FAC Technology, regardless of whether the date representing such encoded Content is manipulated or encrypted to protect the security or privacy of such data after or during the encoding process.

2.4. "Content" shall mean music or any other information in analog or digital audio form.

2.5. "Effective Date" shall be the date upon which the Parties have signed this Agreement.

2.6. "Licensed Technology" means all patents now or hereafter owned or licensed by FhG covering the FAC Technology, including without limitation all the patents and patent applications scheduled at Appendix A, including any divisional, continuation, or substitute application and/or reissue based on such patents or patent applications and all corresponding foreign counterparts to such patents and patent applications.

2.7. "Field of Use" shall mean the LA software used to store, deliver, serve, play, encode, decode, convert or otherwise use or manipulate Content and/or FAC Content.

2.8. "Licensed Product" shall mean any LA product which includes a decoding and/or encoding device, or software capable of encoding and/or decoding Content and/or FAC Content, all in compliance with all or a portion of the FAC Technology, and which LA product infringes a valid claim to the Licensed Technology but for this license agreement.

2.9. "Licensed Products Revenue" shall mean Licensee's gross revenues that are actually received and non-refundable from the sale of the Licensed Products.

2.10. "Licensee" means the party identified on the title page of this Agreement and its Subsidiaries.

2.11.  "Licensor" means FhG and their respective successors and assigns.

2.12.  "Parties" shall mean Licensor and Licensee.

2.13.  "Party" shall mean any one of the Parties.

2.14.  "Minimum Royalty" shall mean [*]

2.15. "Subsidiary" of a company means a corporation or other legal entity (a) the majority of whose shares or other securities entitled to vote for election of directors (or other managing authority) is now or hereafter controlled by such company either directly or indirectly; or (b) the majority of the equity interest in which is now or hereafter owned and controlled by such company either directly or indirectly; or which does not have outstanding shares or securities, as may be the case in a partnership, joint venture, or unincorporated association, but more than 50% of the ownership interest representing the right to make decisions for such corporation, company, or other entity which is now or hereafter owned and controlled by such company either directly or indirectly; but any such corporation or other legal entity shall be deemed to be a Subsidiary of such company only so long as such control or such ownership and control exists.

3.   GRANTS OF LICENSE

3.1. "Grants of License": Subject to the terms of this Agreement including the Limitations of Licenses below, the Licensor hereby grants to Licensee under the Licensed Technology during the Term of this Agreement a non-exclusive, non-sublicensable), non-transferable, worldwide license to make, have made, use, sell and offer for sale only as permitted hereunder, import, or otherwise distribute Licensed Products for use within the Field of Use. Licensee shall be permitted to distribute the Licensed Products to its end user customers pursuant to an end user license agreement that permits use of the Licensed Products but prohibits further redistribution. exploitation, or use of the Licensed Product by any party other than the end user customer that purchased the end user license to the Licensed Product.

3.2. "Limitations of Licenses": The limits within this section 3.2 shall supercede Section 3.1. to any extent they are inconsistent.

      3.2.1. The License does not include the right to create, generate, encode, decode or otherwise modify data or bitstreams using the Licensed Technology other than for the Field of Use.

      3.2.2. Licensee hereby declares and guarantees to inform its purchasers of the Licensed Products about these restrictions in writing (e.g. in manuals or end user license agreements).

3.3. The rights granted by Licensor under this Agreement are expressly limited to the use of the FAC Technology, and no other rights are granted under the Licensed Technology, any other patents or trade secrets, or to provide any product or service that is not required by the FAC Technology.

4.   ENFORCEMENT

     * Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

4.1. Licensee shall notify Licensor of all suspected or actual Infringements of the Licensed Technology that come to its attention. Licensor shall have exclusive authority to act thereon and in connection therewith, Licensee shall cooperate with Licensor by furnishing evidence, documents, testimony, and the like as Licensor reasonably requires. Licensor shall reimburse Licensee for out-of-pocket expenses associated with the cooperation requested by Licensor.

4.2. Licensor shall have the option, but not the obligation, to seek redress for such infringement at its own expense. Licensee has no right, authority or standing to bring any action against any third party relating to the third party's infringement of the Licensed Technology.

5.   PUBLICITY

5.1. No party shall make public disclosures inconsistent with the rights and obligations created hereunder. Any party may require the other party to promptly supply a copy of any public disclosure it made related to the subject matter hereof after the public disclosure is made. No party shall disclose the terms of this Agreement to any third party without the written permission of the other party, except as may be required by applicable law or regulation.

6.   PAYMENTS AND REPORTS

6.1. In consideration of the rights granted herein Licensee shall pay Licensor a royalty of [*] of the Licensed Products Revenue ("Running
Royalties").

6.2. For the purpose of timing of payments, a Licensed Product shall be considered sold when Licensed Product Revenues are actually received and non-refundable.

6.3. If Licensee sells or otherwise transfers Licensed Products to an other licensee who pays content royalties to Licensor, then no royalties shall be due on such Licensed Products provided that Licensee is not aware or has no reason to be aware that such other licensee is re-selling or otherwise re-distributing such Licensed Products for the purpose of avoiding royalties hereunder.

6.4. Within thirty (30) days after the end of each calendar half year ending on June 30 or December 31, commencing on the half year containing the Effective Date, Licensee shall pay Licensor the greater of either (a) the Running Royalties accrued during such calendar half year or (b) the Minimum Royalty. Simultaneously with such payment, Licensee shall provide Licensor with a report certified by Licensee's chief financial officer or the chief financial officer's designate (the "Royalty Report"), which includes:

      6.4.1. the number of sold Licensed Products during the calendar half year even if this number is zero;

      6.4.2.  the Running Royalties owed on such sold Licensed Products;


     * Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     6.4.3.  the amount of Licensee's payment accompanying the Royalty Report;

     6.4.4. any other information that the Licensor and Licensee deem reasonable to ensure the Licensee is complying with this Agreement.

6.5. Payments to Licensor shall be made by wire transfer to the bank and account indicated in this Agreement.

6.6. Licensor will credit to Licensee any overpayment of royalties made in error if such error is identified and fully explained by written notice to Licensor during the term of this Agreement.

6.7. Time is of the essence with respect to all payments required hereunder.

6.8. All dollar amounts in this Agreement refer to United States dollars unless otherwise indicated. Any conversion to United States dollars shall be at the prevalling rate for bank cable transfers as quoted for the last day of such semiannual period by the Wall Street Journal.

6.9. Overdue payments shall be subject to a late payment charge calculated at an annual rate of three percent (3%) over the prime rate or successive prime rates (as posted in the Wall Street Journal) during the delinquency. If the amount of such charge exceeds the maximum permitted by law, such charge shall be reduced to such maximum.

7.   BOOKS AND RECORDS

7.1. During the Term of this Agreement and for a period of six (6) years thereafter, Licensee shall keep complete, full, and accurate books and records of all information which may be required by Licensor in order to confirm the accuracy of Licensee's reports and payments. Licensor shall have the right to have a professionally registered accountant inspect such books and records of Licensee to the extent necessary to verify their accuracy and that of other statements provided for herein; provided however, that such activity shall be made during regular business hours upon reasonable notice and Licensee may not be audited more than once in any calendar year. Any royalty statement that is not audited and specifically disputed by Licensor within two (2) years after issuance shall be deemed to be binding and conclusive on Licensor. Such accountant shall not reveal any information to Licensor other than what is required to be reported under this Agreement, unless the accountant is ordered to disclose additional information by a court of competent jurisdiction. The cost of the examination shall be paid by Licensor unless the inspection reveals that the total amount owed for the period under audit is greater than five Percent (5%) of the amounts reported, in which case Licensee shall pay the reasonable out-of-pocket costs of the inspection and collection.

7.2. Licensee shall be responsible for and shall pay any tax, duty, levy, customs fee, or similar charge ("Taxes"), including interest and penalties thereon, however designated, imposed on it as a result of the operation or existence of this Agreement.

except for withholding and other Taxes based on Licensor's net income, which the Parties acknowledge that Licensee may be required to withhold or deduct from payments to Licensor.

8.   CONFIDENTIALITY

8.1 "Confidential Information" shall include any information disclosed by one Party ("Discloser") to the other Party ("Recipient"), and marked as confidential, proprietary or with similar designation, or confirmed in writing as such within 30 days after disclosure, including but not limited to Royalty Reports, source code, specifications, designs, plans, drawings. Inventions, software, data, prototypes, methods, processes, business and/or technical information relating to the business of the Parties.

8.2. Recipient shall reproduce Confidential Information only to the extent necessary to exercise its rights and obligations under this Agreement. Reproductions of Confidential Information shall include any trade secret legends, proprietary notices and/or copyright notices present in the Confidential Information.

8.3. Recipient shall restrict disclosure of Confidential Information to its employees with a need to know and advise such employees of the obligations assumed herein, and Recipient shall not disclose Confidential Information to any third party: provided however, that Recipient may disclose Confidential Information to consultants and independent contractors which agree in writing to maintain disclosures in confidence under terms and conditions at least as restrictive as those herein.

8.4. All Confidential Information that is disclosed for the purpose(s) set forth in this Agreement shall be subject to these restrictions and may not be used for any other purpose. The fact that a discussion involving the disclosure of Confidential Information will occur or has occurred shall be considered Confidential Information.

8.5 All Confidential Information shall remain the property of Discloser. Recipient's duty to protect Confidential Information commences upon receipt of the Confidential Information.

8.6. These restrictions on the use and disclosure of Confidential Information shall not apply to any Confidential Information:

     8.6.1. independently developed by Recipient or lawfully received free of restriction from another source having the right to furnish the Confidential Information; or

     8.6.2. after it has become generally available to the public without breach of this Agreement by Recipient; or

     8.6.3. that, at the time of disclosure to Recipient, was known to Recipient free of restriction as evidenced by documentation in Recipient's possession; or

     8.6.4.  that Discloser agrees in writing is free of such restrictions; or

     8.6.5. that Recipient, on the advice of counsel, is required to disclose under applicable law or other demand under lawful process. Including a discovery request in a civil irrigation, if Recipient first gives Discloser notice of the required disclosure and cooperates with Discloser, at Discloser's sole expense. In seeking reasonable protective arrangements with the party requiring disclosure under applicable law or other demand under lawful process. In no event shall Recipient's cooperation with Discloser require Recipient to take any action which, on the reasonable advice of Recipient's counsel, could result in the imposition of any sanctions or other penalties against Recipient.

8.7. The parties agree that in the case of the breach of any provision of the section of this Agreement entitled Confidentiality, the aggrieved party shall suffer immediate and irreparable harm, and that immediate injunctive relief will therefore be appropriate.

9.   REPRESENTATIONS, WARRANTIES AND LIABILITIES

9.1. Licensor represents and warrants that Licensor owns or has all rights necessary to the Licensed Technology to grant the license to Licensee hereunder. Licensor makes no representation, covenant, or warranty regarding:

     9.2.1. the scope, enforceability, validity or non-infringement of the Licensed Technology; or

     9.2.2.  the ongoing maintenance or prosecution of the Licensed Technology;
     or

     9.2.3. defense of Licensee against actions or suits of any nature brought by third parties or

     9.2.4. the sufficiency or completeness of the Licensed Technology for the purpose of making, using or selling Licensed Products and/or FAC Content.

9.3. Each Party represents, covenants and warrants that:

     9.3.1. this Agreement does not violate any of the Parties' existing agreements:

     9.3.2. it has the authority, power and right to convey the rights or accept the obligations created hereunder;

     9.3.3. the Royalties and Term of this Agreement represents a consideration of the aggregate relative value of the Licensed Technology, their expiration dates and the convenience of both Parties, and were selected by the Parties to avoid the difficulty and expense of implementing a more complex matrix of multiple rates dependant upon expiration dates and valuation;

     9.3.4. It is not aware (to the best of its knowledge and information) of any written assertion received by such Party from any third party that implementation of the FAC Technology infringes or misappropriates the third party's intellectual property rights other than those written assertions solicited received and distributed by the ISO in connection with its public effort to identify rights holders of the AAC Standard.

9.4 LICENSOR MAKES NO WARRANTY OF ANY KIND WHATSOEVER. EXPRESS OR IMPLIED, EXCEPT THOSE IN THIS SECTION. ANY AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND/OR FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT ARE HEREBY DISCLAIMED BY LICENSOR AND EXCLUDED.

9.5 In no event shall either party, or their trustees, officers, employees and affiliates. be liable for any consequential, incidental, special, or indirect damages, losses, costs, charges, claims, demands, fees, or expenses of any nature or kind arising out of this Agreement.

9.6  Licensee represents, covenants and warrants that:

     9.6.2. Licensee is aware that other entities have asserted to the ISO that they own or control patents which relate to the FAC Standard and that this Agreement grants licensee not rights with respect to such patents:

     9.6.3. Licensee shall indemnify, and hold Licensor harmless from and against any claim, loss or damage based in whole or in part on Licensee's exploitation of Licensed Products in the manner set forth in Section 9.7 below.

9.7 Licensee shall at all times during the term of this Agreement and thereafter, Indemnify, defend and hold Licensor, its trustees, officers, employees and affiliates, harmless against all claims and expenses arising out of legal claims by third parties, including legal expenses and reasonable attorneys' fees, arising out of the death of or injury to any person or persons or out of any damage to property to the extent attributable to the Licensed Products and against any other third-party claim, proceeding, demand, expense and liability of any kind whatsoever to the extent attributable to the production, manufacture, sole, use, lease, consumption or advertisement of the Licensed Products. Licensee's obligations under this Section 9.7 shall be conditioned upon prompt notice of such third-party claims from Licensor, reasonable cooperation and assistance from Licensor at Licensee's expense and Licensee's sole control of the defense and/or settlement of such action. Licensee shall not be liable for any expenses incurred by Licensor without Licensee's prior written consent.

10.    TERM AND TERMINATION

10.1. This Agreement terminates when either the Further Interim Agreement between Licensee and FHG or the Main Contract between Licensee and AT&T, Dolby, FHG and Sony comes into force. If the Main Contract or Further Interim Agreement does not come into force, this Agreement terminates [*]

10.2. Failure to pay or perform any obligation hereunder within the time prescribed shall constitute an event of default. Failure to cure any default within sixty days after receipt of notice describing the non-performance (ten business days with respect to undisputed non-payment of funds) shall entitle the Party giving such notice to terminate or suspend this Agreement.

10.3. Licensee may terminate this Agreement, at will, subject to payment of all Royalties due and upon sixty (60) days notice to Licensor.

10.4. Termination shall accelerate Licensee's royalty payment and half year reporting obligations from "Within thirty (30) days after the end of each calendar half year" to "Within thirty (30) days of termination".

10.5 The obligations of the Parties under this Agreement which expressly or by their nature would continue beyond the termination, cancellation or expiration of this Agreement shall remain in effect and survive termination, cancellation or expiration of this Agreement, including by way of example only the Sections pertaining to "Publicity". "Confidentiality" and "Representations, Warranties and Liabilities". Immediately upon termination of this Agreement (other than for breach by Licensor), Licensee shall pay to Licensor all royalties due through the effective date of such termination.

11.    GENERAL

11.1.  Section Titles. Section titles are Intended only to aid and assist the
       --------------
reader as an index device and are not intended to be descriptive of the contents of the section or to be used for construction or interpretation.

11.2.  Entire Agreement. This Agreement, together with its several exhibits and
       ----------------
appendices, contains the entire agreement between the parties, and supersedes all other agreements between them relating to the subject matter hereof, including without limitation the Letter of Intent dated October 22/29, 1997.

11.3.  Compliance with U.S. Export Control Regulations. Licensee shall not
       -----------------------------------------------
export any data acquired from Licensor under this Agreement, or the direct product thereof, to any county in contravention of United States law. Nothing in this Agreement shall be construed as requiring Licensor to export from the United States any technical data or any commodities to any county in contravention of United States law.

11.4.  Costs. Any covenant requiring a Party to perform or provide an act or
       -----
service shall be construed to impose upon such Party the burden of the cost thereof unless otherwise provided for herein.

11.5.  Assertion of Unenforceability. The failure of any provision of this
       -----------------------------
Agreement by virtue of its being construed as invalid or otherwise unenforceable shall render the entire Agreement cancelable at the option of the Party asserting the enforceability of said provision.

     * Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

11.6  Modification and Waiver. No provision of this Agreement shall be deemed
      -----------------------
modified by any action or omission of Licensor, or by failure to object to any actions of Licensee which may be inconsistent with the terms of this Agreement. No waiver of a breach committed by either Party in one instance shall constitute a waiver or license to commit or continue breaches in other or like instances.

11.7  Notices. All notices, reports, payments, consents, approvals, and the like
      -------
made hereunder by Licensee to Licensor shall be in written English to the address or facsimile number below and sent by a secure special delivery service that provides proof of delivery, or by a properly transmitted facsimile. All notices, reports, payments, consents, approvals, and the like made hereunder by Licensor to Licensee shall be in written English, to the address or facsimile number set forth on the signature page of this Agreement and sent by a secure special delivery service that provides proof of delivery, or by a properly transmitted facsimile. Licensee may change its address and bank account information by providing appropriate notice to Licensor. Upon appropriate notice by Licensor. Licensor may change its address and back account information, and may require notices to Licensor to be sent to up to two different addresses and portions of the royalties to be paid to up to two different bank accounts.

     Notices to Licensee shall be sent to:

          Liquid Audio, Inc.

          810 Winslow Avenue

          Redwood City, California 94063

          Attention: John Stone


     Notices to Licensor shall be sent to:

          Fraunhofer-Institut fur Integrierte Schaltungen
          Attn.: Mr. Dr. Karlheinz Brandenburg
          Arn Weichselgorten 3
          91058 Erlangen
          Germany

          telephone:    +49(0)9131/776-3 03
          fax:    +49(0)9131/776-3 99

     Payments to Licensor shall be made by wire transfer to Licensors bank account as follows:

          Postbank Munchen
          BLZ 700 100 80

          Konto-Nr. 56 255-801
          der Fraunhofer-Patentstelle fur dle Deutsche Forschung.

11.8    Announcements. Neither Party shall make public disclosures inconsistent
        -------------
with the rights and obligations created hereunder. Either Party may require the other to promptly supply a copy of any public disclosure related to the subject matter hereof .

11.9    Dispute Resolution. The Parties agree to submit any dispute or
        -------------------
controversy arising out of or relating to this Agreement to arbitration to be held in accordance with the Commercial Arbitration Rules of the American Arbitration Association and shall be referred to a sole arbitrator selected by the Parties. The award shall be made within six (6) months of selection of the arbitrator and may be entered in any court having competent jurisdiction. The arbitration shall be held in the State of California and shall be construed according to the substantive law of the State of New York regardless of conflict of law rules. The arbitrator shall determine issues of arbitrability but may not limit, expand or otherwise modify the terms of the Agreement nor have authority to award punitive or other damages in excess of compensatory damages and each Party irrevocably waives any claim thereto. Each Party shall bear its own expenses but those related to the compensation of the arbitrator shall be borne equally. The Parties, their representatives, other participants and the arbitrator shall hold the existence, content and result of the arbitration in confidence. Issues relating to the validity, enforceability, scope or infringement of intellectual property shall not be subject to mediation or arbitration. In the event any dispute relates to this Agreement but is not subject to arbitration, the Parties agree that their choice of forum to resolve the dispute shall be either the United States Courts in the State of California or the State Courts of the State of California.

11.10.  Assignment. No rights, duties or privileges of Licensee hereunder shall
        ----------
be transferred or assigned by Licensee, except in connection with Licensee's merger with or sale of entire business to, another entity, provided that such entity shall first have agreed in writing with Licensor to perform all Licensee's obligations and duties hereunder.

11.11.  Strict Construction. Regardless of which Party may have drafted this
        ---------------
Agreement, no rule of strict contract construction shall be applied against any Party.

11.12   Limitation of Liability. EXCEPT FOR INDEMNIFICATION OBLIGATIONS UNDER
        -----------------------
        SECTION 9 ABOVE, IN NO EVENT SHALL EITHER PARTY'S AGGREGATE LIABILITY TO THE OTHER PARTY UNDER THIS AGREEMENT EXCEED THE AMOUNTS PAID BY LICENSEE HEREUNDER, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL, INDIRECT OR RELIANCE DAMAGES ARISING OUT OF OR RELATING TO THIS AGREEMENT, WHETHER BASED IN CONTRACT, TORT, OR ANY OTHER LEGAL THEORY, REGARDLESS WHETHER SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

Appendix A

==================================================================================================================
ENCODER: FRAUNHOFER GESELLSCHAFF
------------------------------------------------------------------------------------------------------------------
     ??                               ??                     ??            ??              ??            ??

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Digital Coding Process               DE 3629434 C2       Optimal coder     DE             FhG            E

                                     EP 0 287 578                          AT, BE,        FhG
                                                                           CH/LI, DE,
                                                                           FR, GB, IT.
                                                                           LU, NI, SE

                                     US 07/640,550                         US             FhG

                                     JP 62-505113                          JP             FhG

                                     KR 700459/88                          KR             FhG

Digital Coding Process               DE 3912605          Huffman code      DE             FhG            E

                                     EP 0 393 526                          AT, BE, CH/    FhG
                                                                           LI, DE, DK,
                                                                           ES, FR, GB,
                                                                           GR, IT, LU,
                                                                           NI, SE

                                     US 5,579,430                          US             FhG

                                     JP 2,739,377                          JP             FhG
 =================================================================================================================

 =================================================================================================================
                               NO 913931                             NO                 FHG
==================================================================================================================


==================================================================================================================
                             FI 914886                              FI                 FhG

                             KR 701385/91                           KR                 FhG

                             RU 5010281/24                          RU                 FhG
------------------------------------------------------------------------------------------------------------------
Windowing                    US 08/678,666       window shape       US                 FhG, Dolby            E

                             PCT/EP96/0514                          AU, CA, EP.        FhG. Dolby
                              5                                      JP, KR

                             WO98/02971
 -----------------------------------------------------------------------------------------------------------------
Intensity Stereo             DE 19628293         prediction         DE                 FhG, AT&T, Lucent     E

                             WO98/03037                             AU, CA,            FhG, AT&T, Lucent
                                                                    CN, EP, JP.

                             PCT/EP97/0287                          KR, NO, RU.
                             5                                      UA, US.

Coding Stereo Spectral       DE 19628292         side information   DE                 FhG, AT&T, Lucent     E
Data

                             PCT/EP97/0287                          AU, CA,            FhG, AT&T, Lucent
                                         4                          CN, EP, JP,
                                                                    KR, NO, RU,
                             WO98/03036                             UA, US

Process for Reducing Data    DE 4136825 CI        Intensity stereo  DE                 FhG                   O

                             CA 2,118,916                           CA                 FhG
 =================================================================================================================

=================================================================================================================
                                   AU 9227599                        AU              FhG
                                   EP 0611516                        AT, BE, CH/     FhG
                                   LI, DE, DK,
                                   FR, GB, IT,
                                   NL, SE
=================================================================================================================

=================================================================================================================
                                  JP 5-508077                        JP              FhG

                                  KR                                 KR              FhG
                                  700973/1994

                                  NO 940935                          NO              FhG

                                  RU 94 020 727                      UA              FhG

                                  UA 94 005 493                      UA              FhG

                                  US 08/211,547                      US              FhG
-----------------------------------------------------------------------------------------------------------------
Interdependent Channels           DE 4217276 C1   Intensity stereo   DE              FhG          O

                                  AU 40593/93                        AU              FhG

                                  CA 2,118,402                       CA              FhG

                                  EP 0 642 719                       AT,BE, CH/      FhG
                                                                     LL, DE, FR,
                                                                     GB, NL,

                                  JP 6-500080                        JP              FhG

                                  KR                                 KR              FhG
                                  704089/1994
=================================================================================================================

==================================================================================================================
                                NO 944285                         NO                  FhG

                                RU 94 046 112                     RU                  FhG

                                UA not known                      UA                  FhG

                                US 5,703,999                      US                  FhG
------------------------------------------------------------------------------------------------------------------
Selecting Coding Type           DE 4331376 C1     similarity      DE                  FhG
                                                  measurement
 =================================================================================================================


==================================================================================================================
                              AU 678270                             AU             FhG

                              EP 0 719 483                          AT,BE,CH/      FhG
                                                                    LI, DE, DK,
                                                                    FR, GB, IE,
                                                                    IT, NL, SE

                              US 08/557,046                         US             FhG
------------------------------------------------------------------------------------------------------------------
 Tonality                     DE 19505435    tonality via digital   DE             FhG          O
                              C1             filter

                              CA not known                          CA             FhG

                              EP 0 772 764                          AT, BE, CH/    FhG
                                                                    LI, DE, DK,
                                                                    FR, GB, IE,
                                                                    IT, NL, SE
==================================================================================================================

=================================================================================================================
                              JP 8-524642                          JP                FhG

                              KR 97-705021                         KR                FhG

                              US 08/894.844                        US                FhG
-----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
DECODER: FRAUNHOFER GESELLSCHATT
------------------------------------------------------------------------------------------------------------------
??                        ??               ??               ??           ??             ??

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 Digital Coding Process    DE 3629434 C2   optimal coder    DE           FhG            E

                           EP 0 287 578                     AT, BE,      FhG
                                                            CH/LI, DE,
                                                            FR, GB, IT,
                                                            LU, NL, SE

                           US 07/640.550                    US           FhG

                           JP 62-505113                     JP           FhG

                           KR 700459/88                     KR           FhG
------------------------------------------------------------------------------------------------------------------
 Digital Coding Process    DE 3912605      Huffman code     DE           FhG            E

                           EP 0 393 526                     AT, BE,      FhG
                                                            CH/LI, DE,
                                                            DK, ES, FR,
                                                            GB, GR, IT,
                                                            LU, NL, SE

                           US 5,579,430                     US           FhG

                           JP 2,739,377                     JP           FhG

                           NO 913931                        NO           FhG
==================================================================================================================

==================================================================================================================
                               FI 914886                          FI             FhG

                               KR                                 KR             FhG

                               RU 5010281/24                      RU             FhG
------------------------------------------------------------------------------------------------------------------
Windowing                      US 08/678,666     window shope     US             FhG, Dolby          E

                               PCT/EP96/0514                      AU, CA,        FhG
                               6                                  EP, JP, KR
------------------------------------------------------------------------------------------------------------------
Intensity Stereo               DE 19628293       prediction       DE             FhG, AT&T, Lucent   E

                               PCT/EP97/0287                      AU, CA,        FhG
                               5                                  CN, EP,
                                                                  JP, KR,
                             WO98/03037                           NO, RU,
                                                                  UA, US,
------------------------------------------------------------------------------------------------------------------
Coding Stereo Spectral       DE 19628292         side Information DE             FhG, AT&T; Lucent  E
Data

                             PCT/EP97/0287                        AU, CA,        FhG
                             4                                    CN, EP,
                                                                  KP, KR,
                             WO98/03036                           NO, RU,
                                                                  UA, US
------------------------------------------------------------------------------------------------------------------
Process for the defecting    DE 4034017 C2       error detection  DE             FhG                O
of
==================================================================================================================

                                                                         Psge 20

============================================================================
            US 08/039,478                  US          FhG
============================================================================

                                                                         Page 21